Land Use Rights, net (Tables)	12 Months Ended
Dec. 31, 2023
Land use rights
Land Use Rights, net
Summary of land use rights	The land use rights are summarized as follows (in thousands):

	December 31,	December 31,
	2022	2023
	RMB	RMB
Cost	4,521,308	4,590,902
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(384,541)	(486,475)
Impairment	—	(14,284)
Land use right, net	4,121,767	4,075,143